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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): FEBRUARY 26, 2001



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



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
         CALIFORNIA                                    0-18225                              77-0059951
  (State or other jurisdiction                       (Commission                          (IRS Employer
        of incorporation)                           File Number)                        Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                                                 95134-1706
 (Address of principal executive offices)                                                   (Zip Code)
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Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On February 26, 2001, Cisco Systems, Inc. announced it has completed the acquisition of ExiO Communications, Inc. of San Jose, California. A copy of the press release issued by Cisco Systems, Inc. on February 26, 2001 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          99.1 Press Release of Cisco Systems, Inc., dated February 16, 2001, announcing the completion of the acquisition of ExiO Communications, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cisco Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated: February 27, 2001                By: /s/ DANIEL SCHEINMAN
                                           ------------------------------------
                                           Daniel Scheinman, Senior Vice
                                           President, Legal and Governmental
                                           Affairs


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                                  EXHIBIT INDEX

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Exhibit
Number                          Description of Document
------
99.1 Press Release of Cisco Systems, Inc., dated February 26, 2001, announcing the completion of the acquisition by Cisco Systems, Inc. of ExiO Communications, Inc.
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